UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   October 3, 2008

GLG Partners, Inc. __________________________
(Exact name of registrant as specified in its charter)

Delaware ______________________	001-33217 ________________	20-5009693 ________________
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, 38th Floor New York, New York 10022 ____________________________________________
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 224-7200
_______________________________________________ Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On October 3, 2008, Paul Myners informed the Company of his decision to resign, effective immediately, as a member of the Board of the Company and Board of Advisers of GLG Partners LP, in connection with his appointment as the U.K. Under Secretary of State and Minister for the City in the Treasury.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel

	Name: Title:	Alejandro San Miguel General Counsel and Corporate Secretary

Date:  October  7, 2008

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